UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2021

Date of reporting period:	December 1, 2020 — May 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam INVESTMENTS

Putnam Intermediate-Term Municipal Income Fund

Semiannual report
5 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PIMEX

Putnam
Intermediate-Term
Municipal Income Fund

Semiannual report
5 | 31 | 21

Message from the Trustees

July 8, 2021

Dear Fellow Shareholder:

This summer, the economy is in a much different condition than a year ago, or even six months ago. Most states have lifted the Covid-19 pandemic-related restrictions, and U.S. gross domestic product has returned nearly to pre-2020 levels. However, the global economy is a different story. Beyond our shores, many nations lag the United States in vaccination rates and business activity.

While there are reasons to feel some relief, it’s important to recognize what may be a new normal. Many changes hastened by the pandemic could be lasting. Dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

An active investment philosophy is well suited to this time. Putnam’s research teams are analyzing the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights and potential risks.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike U.S. Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Intermediate-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in investment-grade bonds and normally maintains an average dollar-weighted maturity of between three and ten years. Because an issuer’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

2 Intermediate-Term Municipal Income Fund

The bottom line: Income you keep after paying taxes matters more than pre-tax yield

You keep more income from municipal bonds because it is exempt from most state and federal income taxes.

Sources: Putnam, Bloomberg Index Services Limited, as of 5/31/21. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Annual after-tax income is based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax. The income data is based on a hypothetical $100,000 investment.

Defaults in the municipal bond market have been a relative rarity

Source: Moody’s Investors Service, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2019 (July 2020). Most recent data available.

Intermediate-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/21. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 15–16.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

4 Intermediate-Term Municipal Income Fund

Garrett, how was the market for intermediate-term municipal bonds during the reporting period?

Intermediate-term municipal bonds performed relatively well, ending the period in positive territory despite a sharp rise in interest rates. [Bond prices move inversely to interest rates.] The yield on the benchmark 10-year U.S. Treasury note rose from 0.97% on November 30, 2020, to 1.56% on May 31, 2021. Interest rates moved higher in response to the reopening of the U.S. economy and investors pricing in higher inflation expectations. The rise was most pronounced in February 2021. Investors were worried that additional stimulus measures would accelerate the economic recovery and inflation. This resulted in higher bond yields further out on the yield curve while short-term interest rates remained near zero, anchored by the Federal Reserve’s monetary policy. Underscoring inflation fears, oil prices spiked to their highest in more than a year on March 15, 2021.

Municipals regained their footing in March 2021, with President Biden’s signing of the $1.9 trillion American Rescue Plan. This Covid-19-relief bill included another round of stimulus checks and $350 billion in aid to state and local

Intermediate-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/21. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Intermediate-Term Municipal Income Fund

governments. Later in the month, with inflation concerns still on the minds of investors, the Fed downplayed the possibility that it would reduce its support for the economy any time soon. Fed officials also revised their economic outlook for stronger growth for 2021 and affirmed that they still expected to keep interest rates near zero until 2023. Inflation fears eased, and the bellwether 10-year U.S. Treasury bond rate fell and remained in a narrow trading range for the balance of the period.

The higher rates weighed on all interest-rate sensitive, fixed income securities. For the six months ended May 31, 2021, the Bloomberg Barclays 7-Year Municipal Bond Index [the fund’s benchmark] rose 0.60%, outperforming the broader U.S. fixed income markets, which delivered a negative result, and U.S. Treasuries. We believe this outcome was due to the robust technical backdrop, which saw record demand exceeding average supply.

Intermediate-term municipal bonds underperformed their long-term and short-term cohorts. From a credit perspective, higher-yielding, lower-rated municipal bonds outperformed investment-grade municipal bonds. Within revenue-based bonds, the top-performing sectors for the period were hospitals and transportation. Electric utility and water- and sewer-backed bonds were the biggest underperformers.

How did the fund perform during the period?

For the six months ended May 31, 2021, the fund outperformed its benchmark and the average return of its Lipper peer group, Intermediate Municipal Debt Funds.

What strategies or holdings influenced the fund’s performance?

The fund began the period with a duration positioning, or interest-rate sensitivity, that was generally neutral relative to the fund’s Lipper peer group. As part of this strategy, the fund had an overweight exposure to the longer intermediate portion of the yield curve focused on bonds with maturities of 15 years.

With regard to credit risk, the fund had an overweight position in lower-investment-grade securities rated A and BBB and some portions of the lower-rated, high-yield municipal bond market relative to its Lipper peer group. This positioning reflected our view that with economic growth improving, credit spreads were likely to narrow. [Credit spreads reflect the difference in yield between higher- and lower-rated municipal bonds.] Narrowing credit spreads tend to reflect improving creditworthiness, which, in turn, can lead to higher prices.

These strategies were intact through the end of 2020 when the municipal bond market typically sees large reinvestment flows at the start of a new year. These flows were met with very muted supply, which helped to support municipal bond prices. With valuations high and absolute rates nearing historical lows in late January 2021, we reduced our interest-rate exposure to a modestly short position. We achieved this by selling higher-rated holdings and securities with maturities of 10 to 20 years while maintaining the portfolio’s overweight to lower-investment-grade securities rated A and BBB and lower-rated, high-yield municipal bonds. This resulted in a more neutral yield-curve positioning and a short duration posture relative to the fund’s Lipper peer group for the balance of the period. From a sector- or industry-positioning perspective, the fund held overweight exposures to utilities, continuing-care retirement communities, and private higher education relative to the fund’s Lipper peer group.

Intermediate-Term Municipal Income Fund 7

The fund’s exposure to state and local governments was limited to those with, in our view, diverse tax bases and the ability to enact broad revenue enhancements or expense cuts. As part of our strategy for state debt, we held an overweight exposure to Illinois relative to the Lipper peer group. We believe Illinois’s financial profile continues to stabilize and that its flexibility and credit fundamentals were not completely reflected by market spreads.

We remain cautious about Puerto Rico due to what we believe are its seemingly fragile economy, weak demographic trends, poor-quality infrastructure, volatile political environment, and history of fiscal mismanagement. As such, the fund remained underweight in its exposure to uninsured Puerto Rico municipal debt relative to its Lipper peer group. We continue to monitor the Commonwealth’s ongoing restructuring efforts for potential opportunities.

What is your outlook for the municipal bond market as we head into the second half of 2021?

If an infrastructure bill is passed, it would likely be a positive for many municipal borrowers, particularly state and local governments, transit agencies, airports, and other entities that typically finance transportation infrastructure. Water/sewer and electric utilities are also likely to benefit from a broad infrastructure bill. In our view, federal grants for these projects would reduce the need for municipal borrowers to issue debt to cover these essential services. This could increase fiscal flexibility for these borrowers while avoiding higher debt burdens.

As the U.S. economy gains momentum and sectors reopen more fully, the Fed may begin to pivot from its extremely supportive stance toward a less dovish stance. However, we expect the transition to tighter monetary policy will be very gradual. This process may push U.S. Treasury rates higher, which ultimately would dampen price returns from rate-sensitive, fixed income securities, including municipal bonds, in our view.

We continue to believe the greatest opportunities reside in the lower parts of the investment-grade universe as well as the high-yield sectors at this point in the economic recovery. Defaults, despite pandemic-related challenges, remained low and within long-term ranges during the period. In 2020, the default rate represented less than 0.25% of the overall municipal bond market, according to Municipal Market Analytics. Defaults within the investment-grade-rated universe were a rare occurrence.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Intermediate-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/21

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/18/13)
Before sales charge	24.40%	2.70%	16.08%	3.03%	13.95%	4.45%	5.20%	1.85%
After sales charge	19.43	2.19	11.44	2.19	9.40	3.04	1.00	–2.23
Class B (3/18/13)
Before CDSC	18.65	2.11	12.70	2.42	11.96	3.84	4.59	1.54
After CDSC	18.65	2.11	10.70	2.05	8.96	2.90	–0.41	–3.43
Class C (3/18/13)
Before CDSC	17.27	1.96	11.88	2.27	11.48	3.69	4.44	1.46
After CDSC	17.27	1.96	11.88	2.27	11.48	3.69	3.44	0.47
Class R6 (5/22/18)
Net asset value	27.17	2.97	17.73	3.32	15.01	4.77	5.53	2.01
Class Y (3/18/13)
Net asset value	26.88	2.94	17.46	3.27	14.73	4.69	5.37	1.88

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Intermediate-Term Municipal Income Fund 9

Fund price and distribution information For the six-month period ended 5/31/21

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.078334		$0.046357	$0.037754	$0.095329	$0.091867
Capital gains[2]
Long-term gains	0.032900		0.032900	0.032900	0.032900	0.032900
Short-term gains	0.135500		0.135500	0.135500	0.135500	0.135500
Total	$0.246734		$0.214757	$0.206154	$0.263729	$0.260267
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
11/30/20	$10.80	$11.25	$10.81	$10.81	$10.80	$10.80
5/31/21	10.75	11.20	10.76	10.76	10.75	10.74
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	1.26%	1.21%	0.66%	0.51%	1.57%	1.51%
Taxable equivalent[4]	2.13	2.04	1.11	0.86	2.65	2.55
Current 30-day
SEC yield (with
expense limitation)[5,6]	N/A	0.30	–0.27	–0.43	0.63	0.56
Taxable equivalent[4]	N/A	0.51	N/A	N/A	1.06	0.95
Current 30-day
SEC yield (without
expense limitation)[6]	N/A	–0.56	–1.17	–1.33	–0.27	–0.34

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2021. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Intermediate-Term Municipal Income Fund

Comparative index returns For periods ended 5/31/21

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays 7-Year
Municipal Bond Index	28.61%	3.12%	16.34%	3.07%	14.75%	4.69%	3.49%	0.60%
Lipper Intermediate
Municipal Debt Funds	24.94	2.74	14.75	2.79	13.45	4.29	5.43	1.74
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/21, there were 221, 214, 185, 161, and 140 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/21

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/18/13)
Before sales charge	24.64%	2.70%	14.86%	2.81%	14.12%	4.50%	4.29%	1.33%
After sales charge	19.66	2.19	10.26	1.97	9.55	3.09	0.12	–2.73
Class B (3/18/13)
Before CDSC	18.88	2.11	11.50	2.20	12.12	3.89	3.68	1.03
After CDSC	18.88	2.11	9.50	1.83	9.12	2.95	–1.32	–3.97
Class C (3/18/13)
Before CDSC	17.50	1.97	10.69	2.05	11.64	3.74	3.53	0.95
After CDSC	17.50	1.97	10.69	2.05	11.64	3.74	2.53	–0.05
Class R6 (5/22/18)
Net asset value	27.45	2.97	16.49	3.10	15.17	4.82	4.62	1.49
Class Y (3/18/13)
Net asset value	27.27	2.95	16.32	3.07	15.00	4.77	4.55	1.45

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Intermediate-Term Municipal Income Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Net expenses for the fiscal year
ended 11/30/20*	0.89%	1.49%	1.64%	0.58%	0.64%
Total annual operating expenses for the fiscal
year ended 11/30/20	1.99%	2.59%	2.74%	1.68%	1.74%
Annualized expense ratio for the six-month
period ended 5/31/21	0.89%	1.49%	1.64%	0.57%	0.64%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 3/30/22.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/20 to 5/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.48	$7.49	$8.24	$2.87	$3.22
Ending value (after expenses)	$1,018.50	$1,015.40	$1,014.60	$1,020.10	$1,018.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Intermediate-Term Municipal Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/21, use the following calculation method. To find the value of your investment on 12/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.48	$7.49	$8.25	$2.87	$3.23
Ending value (after expenses)	$1,020.49	$1,017.50	$1,016.75	$1,022.09	$1,021.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Intermediate-Term Municipal Income Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives may be taxable. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

14 Intermediate-Term Municipal Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged index of investment-grade securities with remaining maturities of seven to eight years.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Intermediate-Term Municipal Income Fund 15

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16 Intermediate-Term Municipal Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2021, Putnam employees had approximately $579,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Intermediate-Term Municipal Income Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Intermediate-Term Municipal Income Fund

The fund’s portfolio 5/31/21 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds General Obligation Bonds
G.O. Notes General Obligation Notes
NATL National Public Finance Guarantee Corporation
PSFG Permanent School Fund Guaranteed

MUNICIPAL BONDS AND NOTES (90.8%)*	Rating**	Principal amount	Value
Alabama (1.6%)
Black Belt Energy Gas Dist. Mandatory Put Bonds (12/1/23), Ser. A, 4.00%, 12/1/48	A2	$100,000	$108,306
Jefferson, Cnty. Rev. Bonds, (Warrents), 5.00%, 9/15/29	AA	100,000	122,231
			230,537
Alaska (0.9%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A, 5.00%, 10/1/30	A+/F	100,000	127,215
			127,215
Arizona (0.2%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS Schools, Inc.), Ser. A, 4.00%, 7/1/21	BB	25,000	25,055
			25,055
California (15.1%)
CA Hlth. Fac. Fin. Auth. Rev. Bonds, (Adventist Hlth. Syst./West), Ser. A, 4.00%, 3/1/33	A	105,000	111,020
CA State Muni. Fin. Auth. Rev. Bonds
(Orange Cnty. Civic Ctr.), 5.00%, 6/1/42	AA	160,000	193,618
(HumanGood Oblig. Group), Ser. A, 4.00%, 10/1/35	A−/F	175,000	196,395
CA State Poll. Control Fin. Auth. Solid Waste Disp. Mandatory Put Bonds (6/3/24), (Waste Mgt., Inc.), Ser. C, 3.25%, 12/1/27	A−	150,000	163,124
CA State U. Rev. Bonds, Ser. B, 3.422%, 11/1/25	Aa2	100,000	110,900
CA State, Pub. Wks. Board Rev. Bonds, (Various Capital), Ser. B, 4.00%, 3/1/36	Aa3	200,000	243,341
CA Statewide Cmnty. Dev. Auth. Rev. Bonds, (Viamonte Senior Living 1, Inc.), Ser. B, 3.00%, 7/1/25	AA−	200,000	200,347
San Bernardino Cnty., FRB, Ser. C, 0.34%, 8/1/23	AA+	200,000	198,781
San Bernardino, City Unified School Dist. G.O. Bonds, (Election 2012), Ser. D, AGM, 3.00%, 8/1/35	AA	350,000	377,756
San Jose Arpt. Rev. Bonds, (Norman Y Mineta San Jose Intl. Arpt.), Ser. A, 5.00%, 3/1/33	A2	300,000	393,849
			2,189,131

Intermediate-Term Municipal Income Fund 19

MUNICIPAL BONDS AND NOTES (90.8%)* cont.	Rating**	Principal amount	Value
Colorado (2.3%)
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds (9/1/21), (Sr. Libor Index), Ser. B, 1.11%, 9/1/39	A2	$100,000	$100,002
High Plains Co. Metro. Dist. G.O. Bonds, NATL, 5.00%, 12/1/29	A2	100,000	123,859
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1, 3.50%, 12/1/27	Ba1	100,000	108,288
			332,149
Connecticut (0.9%)
CT State Special Tax, 5.00%, 5/1/34	AA−	100,000	131,046
			131,046
District of Columbia (1.3%)
DC Rev. Bonds, (D.C. Intl. School), 5.00%, 7/1/26	BBB	165,000	191,092
			191,092
Florida (4.0%)
FL State Dev. Fin. Corp. Ed. Fac. Rev. Bonds, (Nova Southeastern U., Inc.), 5.00%, 4/1/29	A−	100,000	127,037
Jacksonville, Port Auth. Rev. Bonds, 4.50%, 11/1/32 (Prerefunded 11/1/22)	A2	300,000	316,490
Miami-Dade Cnty., Aviation Rev. Bonds, 5.00%, 10/1/29	A2	115,000	130,905
			574,432
Georgia (1.5%)
Burke Cnty., Dev. Auth. Poll. Control Mandatory Put Bonds (2/3/25), (Oglethorpe Pwr. Corp.), 1.50%, 1/1/40	Baa1	100,000	102,459
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds, (Kennesaw State U. Real Estate), 5.00%, 7/15/30	Baa2	100,000	113,287
			215,746
Illinois (10.5%)
Chicago, G.O. Bonds, Ser. A, 4.00%, 1/1/24	BBB+	75,000	81,012
Chicago, Board of Ed. G.O. Bonds
Ser. E, 5.00%, 12/1/21	BB	50,000	51,152
(School Reform), Ser. A, NATL, zero %, 12/1/21	Baa2	100,000	99,657
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. C, 5.00%, 1/1/23	A	100,000	107,426
Chicago, Waste Wtr. Transmission Rev. Bonds, Ser. C, 5.00%, 1/1/26	A	50,000	57,962
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/30	A	100,000	120,935
IL State G.O. Bonds
5.00%, 2/1/26	Baa3	100,000	118,884
Ser. D, 5.00%, 11/1/25	Baa3	125,000	147,876
5.00%, 7/1/23	Baa3	50,000	54,722
Ser. D, 5.00%, 11/1/21	Baa3	150,000	152,933
4.00%, 1/1/31	Baa3	100,000	110,059
IL State Fin. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A, 5.00%, 11/1/31	A−/F	100,000	117,863
(Riverside Hlth. Syst.), 5.00%, 11/15/22	A+	45,000	48,110
IL State Sales Tax Rev. Bonds, Ser. C, 4.00%, 6/15/30	BBB	100,000	111,021

20 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (90.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Northern IL U. Rev. Bonds, Ser. B, BAM, 5.00%, 4/1/25	AA	$100,000	$116,023
Railsplitter, Tobacco Settlement Auth. Rev. Bonds, 5.25%, 6/1/21	A	20,000	20,000
			1,515,635
Indiana (1.6%)
IN State. Fin. Auth. Rev. Bonds, (Rose-Hulman Inst. of Tech., Inc.), 5.00%, 6/1/28 ##	A2	100,000	124,894
Whiting, Env. Fac. Mandatory Put Bonds (11/1/22), (BP Products North America, Inc.), 5.00%, 11/1/45	A2	100,000	106,788
			231,682
Kentucky (3.2%)
KY Bond Dev. Corp. Edl. Fac. Rev. Bonds, (Transylvania U.), Ser. A, 5.00%, 3/1/28	A−	195,000	240,177
KY State Pub. Energy Auth. Gas Supply Mandatory Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	200,000	222,646
			462,823
Louisiana (1.6%)
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev. Bonds, Ser. A, 5.00%, 7/1/48	A+/F	200,000	238,232
			238,232
Maryland (0.9%)
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds, (Stevenson U.), 5.00%, 6/1/29	BBB−	100,000	125,774
			125,774
Michigan (1.8%)
MI State Fin. Auth. Rev. Bonds, (Local Govt. Loan Program-Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/29	BB+	240,000	262,921
			262,921
Minnesota (0.3%)
Deephaven, Charter School Lease Rev. Bonds, (Eagle Ridge Academy), Ser. A, 4.40%, 7/1/25	BB+	35,000	37,021
			37,021
Mississippi (0.3%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy Resources, Inc.), 2.50%, 4/1/22	BBB+	40,000	40,216
			40,216
Nevada (1.7%)
Clark Cnty., School Dist. G.O. Bonds, Ser. A, AGM, 4.00%, 6/15/36	AA	200,000	240,713
Las Vegas, Special Assmt. Bonds, (Dist. No. 607 Local Impt.), 5.00%, 6/1/24	BBB−/P	10,000	11,007
			251,720
New Jersey (3.2%)
Newark, G.O. Notes, 3.50%, 7/27/21	BBB/P	250,000	251,242
NJ State Econ. Dev. Auth. Rev. Bonds, Ser. B, 5.00%, 11/1/26	Baa1	100,000	122,027
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds, 5.00%, 9/15/23	Baa1	75,000	83,103
			456,372

Intermediate-Term Municipal Income Fund 21

MUNICIPAL BONDS AND NOTES (90.8%)* cont.	Rating**	Principal amount	Value
New Mexico (2.1%)
Farmington, Poll. Control
Mandatory Put Bonds (10/1/21), (Public Service Co. of NM), 1.875%, 4/1/33	Baa2	$100,000	$100,499
Mandatory Put Bonds (6/1/22), (Public Service Co. of NM), 1.20%, 6/1/40	Baa2	200,000	201,428
			301,927
New York (8.4%)
Albany, Cap. Resource Corp. Rev. Bonds, (Empire Commons Student Hsg., Inc.), 5.00%, 5/1/28	A	100,000	119,877
Long Island, Pwr. Auth. Elec. Syst. Mandatory Put Bonds (9/1/25), Ser. B, 0.85%, 9/1/50	A2	325,000	325,502
Metro. Trans. Auth. Rev. Bonds, Ser. C-1, 4.00%, 11/15/34	A3	100,000	114,512
Port Auth. of NY & NJ Rev. Bonds
Ser. 193RD, 5.00%, 10/15/35	Aa3	200,000	234,687
Ser. 221, 4.00%, 7/15/38	Aa3	250,000	297,251
TSASC, Inc. Rev. Bonds, Ser. A, 5.00%, 6/1/26	A	100,000	121,910
			1,213,739
North Carolina (0.9%)
NC State Tpk. Auth. Rev. Bonds, (Monroe Expressway Syst.), 5.00%, 7/1/33	Aa1	100,000	136,016
			136,016
Ohio (3.0%)
Carlisle, Local School Dist. G.O. Bonds, (School Impt.), 4.00%, 12/1/31	AA	100,000	111,266
Hamilton Cnty., Sales Tax Rev. Bonds, Ser. B, AMBAC, zero %, 12/1/26	A1	165,000	152,713
Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds, (Kendal at Oberlin), 5.00%, 11/15/23	A	50,000	55,292
OH State Hosp. Rev. Bonds, (U. Hosp. Hlth. Syst.), Ser. A, 5.00%, 1/15/31	A2	100,000	118,036
			437,307
Pennsylvania (5.7%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds, (Allegheny Hlth. Network Oblig. Group), Ser. A, 5.00%, 4/1/32	A	200,000	248,902
Cumberland Cnty., Muni. Auth. Rev. Bonds, (Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	100,000	114,863
East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds, (Millersville U. Student Hsg. & Svcs., Inc.), 5.00%, 7/1/30	Ba1	40,000	42,056
Geisinger, Auth. Hlth. Syst. Mandatory Put Bonds (2/15/27), (Geisinger Hlth. Syst.), 5.00%, 4/1/43	AA−	150,000	183,594
Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds, Ser. B, AGM, 4.00%, 9/1/34	AA	150,000	181,459
West Shore Area Auth. Rev. Bonds, (Messiah Village Lifeways Oblig. Group), Ser. A, 5.00%, 7/1/25	BBB−/F	50,000	54,807
			825,681

22 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (90.8%)* cont.	Rating**	Principal amount	Value
Puerto Rico (2.1%)
Cmnwlth. of PR, G.O. Bonds, Ser. A, NATL, 5.50%, 7/1/29	Baa2	$30,000	$32,803
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds, Ser. VV, NATL, 5.25%, 7/1/26	Baa2	140,000	150,455
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. N, AMBAC, 5.50%, 7/1/29	C	25,000	27,513
Cmnwlth. of PR, Infrastructure Fin. Auth. Special Tax Bonds, Ser. A, AMBAC, zero %, 7/1/29	C	130,000	93,989
			304,760
South Carolina (0.8%)
SC State Pub. Svcs. Auth. Rev. Bonds, (Santee Cooper), Ser. B, 5.00%, 12/1/38	A2	100,000	110,728
			110,728
Texas (11.4%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift Ed.), Ser. A, PSFG
4.00%, 12/1/31	AAA	200,000	225,995
4.00%, 12/1/31	AAA	165,000	191,547
Central TX Regl. Mobility Auth. Rev. Bonds, 5.00%, 1/1/37	A−	200,000	243,482
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA Pub. Schools), PSFG, 4.00%, 8/15/30	AAA	250,000	294,123
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. B, 4.50%, 11/1/45	A	200,000	210,263
Georgetown, G.O. Bonds, 4.00%, 8/15/33	AA+	285,000	334,924
Temple, Tax Increment Tax Alloc. Bonds, (Reinvestment Zone No. 1), Ser. A, BAM, 5.00%, 8/1/24 ##	AA	135,000	153,496
			1,653,830
Utah (1.1%)
UT Infrastructure Agcy. Rev. Bonds, Ser. A, 4.00%, 10/15/28	BBB−/F	140,000	166,318
			166,318
Washington (2.4%)
Port of Seattle Rev. Bonds, 5.00%, 4/1/38	A1	200,000	247,535
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds (7/1/22), (Fred Hutchinson Cancer Research Ctr.), Ser. B, 1.16%, 1/1/42	A+	100,000	100,329
			347,864
Total municipal bonds and notes (cost $12,540,757)			$13,136,969

SHORT-TERM INVESTMENTS (10.0%)*		Shares	Value
Putnam Short Term Investment Fund Class P 0.08% L	Shares	1,446,285	$1,446,285
Total short-term investments (cost $1,446,285)			$1,446,285

TOTAL INVESTMENTS
Total investments (cost $13,987,042)	$14,583,254

Intermediate-Term Municipal Income Fund 23

Notes to the fund’s portfolio
	Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2020 through May 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $14,466,411.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
##	Forward commitment, in part or in entirety (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $153,496 to cover the settlement of certain securities.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.05%, 0.09% and 0.13%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Transportation	14.6%
	Local debt	14.5
	Education	12.8
	Health care	11.9
	Utilities	10.8

24 Intermediate-Term Municipal Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$13,136,969	$—
Short-term investments	—	1,446,285	—
Totals by level	$—	$14,583,254	$—

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 25

Statement of assets and liabilities 5/31/21 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $12,540,757)	$13,136,969
Affiliated issuers (identified cost $1,446,285) (Notes 1 and 5)	1,446,285
Interest and other receivables	141,060
Receivable for shares of the fund sold	32
Receivable for investments sold	65,308
Receivable from Manager (Note 2)	26,381
Prepaid assets	54,881
Total assets	14,870,916

LIABILITIES
Payable for purchases of delayed delivery securities (Note 1)	278,479
Payable for shares of the fund repurchased	111,896
Payable for custodian fees (Note 2)	3,738
Payable for investor servicing fees (Note 2)	2,662
Payable for Trustee compensation and expenses (Note 2)	1,236
Payable for administrative services (Note 2)	40
Payable for distribution fees (Note 2)	5,432
Distributions payable to shareholders	1,022
Total liabilities	404,505

Net assets	$14,466,411

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$13,778,862
Total distributable earnings (Note 1)	687,549
Total — Representing net assets applicable to capital shares outstanding	$14,466,411

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($11,560,400 divided by 1,075,534 shares)	$10.75
Offering price per class A share (100/96.00 of $10.75)*	$11.20
Net asset value and offering price per class B share ($47,840 divided by 4,447 shares)**	$10.76
Net asset value and offering price per class C share ($636,139 divided by 59,141 shares)**	$10.76
Net asset value, offering price and redemption price per class R6 share
($891,884 divided by 83,002 shares)	$10.75
Net asset value, offering price and redemption price per class Y share
($1,330,148 divided by 123,828 shares)	$10.74

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26 Intermediate-Term Municipal Income Fund

Statement of operations Six months ended 5/31/21 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $532 from investments in affiliated issuers) (Note 5)	$157,397
Total investment income	157,397

EXPENSES
Compensation of Manager (Note 2)	29,237
Investor servicing fees (Note 2)	7,799
Custodian fees (Note 2)	3,525
Trustee compensation and expenses (Note 2)	309
Distribution fees (Note 2)	17,293
Administrative services (Note 2)	222
Auditing and tax fees	19,339
Blue sky expense	36,230
Other	6,467
Fees waived and reimbursed by Manager (Note 2)	(59,258)
Total expenses	61,163
Expense reduction (Note 2)	(15)
Net expenses	61,148

Net investment income	96,249

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	90,936
Total net realized gain	90,936
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	54,056
Total change in net unrealized appreciation	54,056

Net gain on investments	144,992

Net increase in net assets resulting from operations	$241,241

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 27

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 5/31/21*	Year ended 11/30/20
Operations
Net investment income	$96,249	$210,590
Net realized gain on investments	90,936	207,289
Change in net unrealized appreciation of investments	54,056	186,556
Net increase in net assets resulting from operations	241,241	604,435
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	—	(5,534)
Class B	—	(33)
Class C	—	(217)
Class R6	—	(301)
Class Y	—	(712)
From tax-exempt net investment income
Class A	(80,232)	(168,699)
Class B	(239)	(529)
Class C	(1,938)	(3,172)
Class R6	(4,723)	(8,809)
Class Y	(11,535)	(26,622)
Net realized short-term gain on investments
Class A	—	(91,870)
Class B	—	(545)
Class C	—	(3,597)
Class R6	—	(4,996)
Class Y	—	(11,824)
From net realized long-term gain on investments
Class A	(170,248)	(10,700)
Class B	(931)	(63)
Class C	(6,553)	(419)
Class R6	(6,510)	(582)
Class Y	(21,182)	(1,377)
Increase from capital share transactions (Note 4)	776,333	1,564,033
Total increase in net assets	713,483	1,827,867

NET ASSETS
Beginning of period	13,752,928	11,925,061
End of period	$14,466,411	$13,752,928

*Unaudited.

The accompanying notes are an integral part of these financial statements.

28 Intermediate-Term Municipal Income Fund

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Intermediate-Term Municipal Income Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	investment income	on investments	distributions	of period	value (%)[a]	(in thousands)	(%)[b,c]	net assets (%)[c]	(%)
Class A
May 31, 2021**	$10.80	.08	.12	.20	(.08)	(.17)	(.25)	$10.75	1.85*	$11,560	.44*	.69*	21*
November 30, 2020	10.64	.17	.27	.44	(.17)	(.11)	(.28)	10.80	4.26	11,488.88		1.57	45
November 30, 2019	10.11	.20	.52	.72	(.19)	—	(.19)	10.64	7.16	9,684.89		1.91	63
November 30, 2018	10.26	.19	(.14)	.05	(.19)	(.01)	(.20)	10.11	.49	7,797.86		1.81	69
November 30, 2017	9.94	.17	.32	.49	(.17)	—	(.17)	10.26	4.94	11,308.85		1.65	91
Class B
May 31, 2021**	$10.81	.04	.13	.17	(.05)	(.17)	(.22)	$10.76	1.54*	$48	.74*	.40*	21*
November 30, 2020	10.64	.10	.28	.38	(.10)	(.11)	(.21)	10.81	3.65	60	1.48	.99	45
November 30, 2019	10.11	.13	.53	.66	(.13)	—	(.13)	10.64	6.53	58	1.49	1.32	63
November 30, 2018	10.26	.13	(.14)	(.01)	(.13)	(.01)	(.14)	10.11	(.11)	57	1.46	1.22	69
November 30, 2017	9.95	.11	.31	.42	(.11)	—	(.11)	10.26	4.21	61	1.45	1.07	91
Class C
May 31, 2021**	$10.81	.04	.12	.16	(.04)	(.17)	(.21)	$10.76	1.46*	$636	.82*	.31*	21*
November 30, 2020	10.64	.08	.29	.37	(.09)	(.11)	(.20)	10.81	3.51	428	1.63	.83	45
November 30, 2019	10.11	.12	.52	.64	(.11)	—	(.11)	10.64	6.37	384	1.64	1.18	63
November 30, 2018	10.26	.11	(.14)	(.03)	(.11)	(.01)	(.12)	10.11	(.26)	383	1.61	1.07	69
November 30, 2017	9.94	.09	.32	.41	(.09)	—	(.09)	10.26	4.17	441	1.60	.92	91
Class R6
May 31, 2021**	$10.80	.09	.13	.22	(.10)	(.17)	(.27)	$10.75	2.01*	$892	.28*	.84*	21*
November 30, 2020	10.63	.20	.29	.49	(.21)	(.11)	(.32)	10.80	4.68	419.57		1.91	45
November 30, 2019	10.11	.23	.51	.74	(.22)	—	(.22)	10.63	7.39	536.57		2.23	63
November 30, 2018 †	10.13	.12	(.02)	.10	(.12)	—	(.12)	10.11	.95*	473	.29 *	1.26*	69
Class Y
May 31, 2021**	$10.80	.09	.11	.20	(.09)	(.17)	(.26)	$10.74	1.88*	$1,330	.32*	.82*	21*
November 30, 2020	10.63	.19	.29	.48	(.20)	(.11)	(.31)	10.80	4.62	1,358.63		1.79	45
November 30, 2019	10.11	.22	.52	.74	(.22)	—	(.22)	10.63	7.33	1,262.64		2.16	63
November 30, 2018	10.26	.21	(.14)	.07	(.21)	(.01)	(.22)	10.11	.75	1,884.61		2.06	69
November 30, 2017	9.94	.19	.32	.51	(.19)	—	(.19)	10.26	5.21	1,336.60		1.92	91

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

				Percentage of average net assets
	5/31/21	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
Class A	0.43%	1.10%	1.47%	1.01%	1.07%	0.62%
Class B	0.43	1.10	1.47	1.01	1.07	0.62
Class C	0.43	1.10	1.47	1.01	1.07	0.62
Class R6	0.43	1.10	1.47	0.53	N/A	N/A
Class Y	0.43	1.10	1.47	1.01	1.07	0.62

The accompanying notes are an integral part of these financial statements.

30 Intermediate-Term Municipal Income Fund	Intermediate-Term Municipal Income Fund 31

Notes to financial statements 5/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2020 through May 31, 2021.

Putnam Intermediate-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). The fund normally maintains an average dollar-weighted maturity between three and ten years. The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

32 Intermediate-Term Municipal Income Fund

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based

Intermediate-Term Municipal Income Fund 33

on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $13,986,517, resulting in gross unrealized appreciation and depreciation of $604,860 and $8,123, respectively, or net unrealized appreciation of $596,737.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.210% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $52,186 as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2023, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses,

34 Intermediate-Term Municipal Income Fund

payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.52% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $7,072 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$6,522	Class R6	138
Class B	31	Class Y	772
Class C	336	Total	$7,799

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $15 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

Intermediate-Term Municipal Income Fund 35

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$14,151
Class B	1.00%	0.85%	230
Class C	1.00%	1.00%	2,912
Total			$17,293

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $633 from the sale of class A shares and received $0 and $4 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$2,702,763	$2,791,720
U.S. government securities (Long-term)	—	—
Total	$2,702,763	$2,791,720

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	159,266	$1,711,420	511,593	$5,391,810
Shares issued in connection with
reinvestment of distributions	23,640	250,480	26,128	276,591
	182,906	1,961,900	537,721	5,668,401
Shares repurchased	(170,880)	(1,833,161)	(384,682)	(4,084,688)
Net increase	12,026	$128,739	153,039	$1,583,713

36 Intermediate-Term Municipal Income Fund

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	136	$1,461
Shares issued in connection with
reinvestment of distributions	98	1,041	85	895
	98	1,041	221	2,356
Shares repurchased	(1,190)	(12,677)	(161)	(1,700)
Net increase (decrease)	(1,092)	$(11,636)	60	$656

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	36,903	$393,703	11,898	$123,953
Shares issued in connection with
reinvestment of distributions	793	8,491	699	7,382
	37,696	402,194	12,597	131,335
Shares repurchased	(18,142)	(195,039)	(9,129)	(98,641)
Net increase	19,554	$207,155	3,468	$32,694

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	46,696	$499,523	7,956	$84,763
Shares issued in connection with
reinvestment of distributions	1,050	11,233	1,388	14,679
	47,746	510,756	9,344	99,442
Shares repurchased	(3,550)	(37,843)	(20,980)	(221,368)
Net increase (decrease)	44,196	$472,913	(11,636)	$(121,926)

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,413	$15,110	133,119	$1,413,491
Shares issued in connection with
reinvestment of distributions	3,054	32,651	3,818	40,463
	4,467	47,761	136,937	1,453,954
Shares repurchased	(6,421)	(68,599)	(129,869)	(1,385,058)
Net increase (decrease)	(1,954)	$(20,838)	7,068	$68,896

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,103	0.10%	$11,857
Class R6	1,077	1.30%	$11,578

Intermediate-Term Municipal Income Fund 37

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/20	cost	proceeds	income	of 5/31/21
Short-term investments
Putnam Short Term
Investment Fund*	$697,325	$4,228,194	$3,479,234	$532	$1,446,285
Total Short-term
investments	$697,325	$4,228,194	$3,479,234	$532	$1,446,285

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

38 Intermediate-Term Municipal Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

Intermediate-Term Municipal Income Fund 39

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Dynamic Asset Allocation Balanced Fund	Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® Maturity Fund
RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

40 Intermediate-Term Municipal Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Officers	Denere P. Poulack
Boston, MA 02110	Robert L. Reynolds	Assistant Vice President, Assistant
	President	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Stephen J. Tate
	Governance, Assistant Clerk,	Vice President and
	and Assistant Treasurer	Chief Legal Officer

	Michael J. Higgins	Mark C. Trenchard
	Vice President, Treasurer,	Vice President
and Clerk

This report is for the information of shareholders of Putnam Intermediate-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2021